SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

Date  of  Report:  July  11,  2005
                            PACIFIC PEAK INVESTMENTS
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Nevada                     000-3084133           90-0093439
(State or other jurisdiction of         (Commission     (IRS Employer ID Number)
 incorporation or organization)         File Number)

               12607 HIDDEN CREEK WAY, SUITE S, CERRITOS, CA 90703
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (562) 623-4040
                                 --------------
               Registrant's telephone number, including area code

                            PACIFIC CREST INVESTMENTS
                            -------------------------
                            (FORMERLY BLUETORCH INC.)
                            -------------------------
                                 (Former names)

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

Pacific Peak Investments (the "Company") announced that it has consummated the transactions contemplated by the Share Purchase Agreement (dated June 28, 2005) with EON Beverage Group, Inc. ("EON") and, as a result, the Company has invested $400,000 in EON in exchange for 9% of the issued and outstanding common shares of EON.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC  PEAK  INVESTMENTS
DATE:   JULY  11,  2005     /S/  BRUCE  MACGREGOR
                            ---------------------
     BRUCE  MACGREGOR,  CHIEF  EXECUTIVE  OFFICER